UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 11, 2015

TARGA RESOURCES CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-34991	20-3701075
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

1000 Louisiana, Suite 4300

Houston, Texas 77002

(Address of principal executive office) (Zip Code)

(713) 584-1000

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Targa Resources Corp. (the “Company or “TRC”) is making the following supplemental disclosures to the definitive joint proxy statement/prospectus on Schedule 14A (the “TRC joint proxy statement/prospectus”) filed with the U.S. Securities and Exchange Commission (the “SEC”) by TRC on January 22, 2015, relating to the Agreement and Plan of Merger, dated as of October 13, 2014, by and among the Company, Trident GP Merger Sub LLC, Atlas Energy, L.P. (“ATLS”) and Atlas Energy GP, LLC (the “ATLS Merger Agreement”). Defined terms used but not defined herein have the meanings set forth in the TRC joint proxy statement/prospectus.

The following supplemental disclosures, set forth below under the heading “Supplemental Disclosure to Definitive Proxy Statement,” should be read in conjunction with the TRC joint proxy statement/prospectus, which should be read in its entirety. TRC and its board of directors maintain that (a) TRC has previously disclosed all information that it is required to disclose with respect to the Transactions and (b) the supplemental information below is neither material nor required to be disclosed under any applicable law or regulation. To the extent that information herein differs from or updates information contained in the TRC joint proxy statement/prospectus, the information contained herein supersedes the information contained in the TRC joint proxy statement/prospectus.

As previously disclosed in the TRC joint proxy statement/prospectus, a special meeting is being held on February 20, 2015, at 8:00 a.m., local time, at the Wells Fargo Plaza, 1000 Louisiana Street, Houston, TX 77002, for the purpose of considering and voting upon a proposal to approve the issuance of shares of the common stock of the Company in connection with the ATLS Merger (the “stock issuance proposal”) and a proposal to approve the adjournment of the special meeting, if necessary to solicit additional proxies if there are not sufficient votes to approve the foregoing proposal at the time of the special meeting (the “adjournment proposal”). The board of directors of the Company unanimously recommends that TRC shareholders vote “FOR” the stock issuance proposal and “FOR” the adjournment proposal.

SUPPLEMENTAL DISCLOSURE TO DEFINITIVE PROXY STATEMENT

(1)	The section of the proxy statement/prospectus entitled “The Transactions— Background of the Atlas Mergers” is hereby supplemented as follows:

(A)	The following is hereby inserted immediately after the first sentence of the twenty-fifth paragraph of such section:

“In such meeting, Citi described the Atlas entities and their ownership structure and discussed possible structuring of a transaction involving the purchase by TRC of ATLS, purchase by TRP of APL and spin off by ATLS of its oil and gas operations which could be beneficial to the unitholders and stockholders of all of the constituent entities.”

(B)	The following hereby amends and restates the second sentence of the fifty-fifth paragraph of such section:

“Mr. Perkins discussed the management team’s reasons for supporting the proposed transactions, which included their observation that (i) the respective assets and businesses of APL were a good strategic fit with TRP’s assets and businesses, (ii) the larger enterprise resulting from the merger was likely to have various financial benefits, and (iii) the combination presented TRC and TRP with immediate access to strategic assets which TRP was not likely to be able to develop or acquire, in the short run, through either organic growth or other known acquisition opportunities.”

(C)	The following hereby amends and restates the eighty-fourth paragraph of such section:

“On October 11, 2014, TRC and Wells Fargo Securities entered into an engagement letter pursuant to which Wells Fargo Securities was formally engaged as financial advisor to the TRC Board in connection with the proposed transaction. Wells Fargo Securities, as reflected above, had been meeting with representatives of TRC and advising TRC with respect to the proposed transaction prior to execution of the engagement letter.”

(2)	The section of the proxy statement/prospectus entitled “The Transactions—Opinion of the TRC Board’s Financial Advisor” is hereby supplemented as follows:

(A)	The following hereby amends and restates the fourteenth paragraph of such section:

“Unless the context indicates otherwise, (i) enterprise values used in the selected partnerships and companies analyses described below were calculated using the market price of the units or common stock of the selected partnerships and companies listed below as of October 10, 2014, the last trading day prior to the execution of the ATLS Merger Agreement, (ii) the transaction values for the selected transactions analysis described below were calculated on an enterprise value basis based on the consideration proposed to be paid in the selected transactions, (iii) the estimates of the future financial performance of TRC and ATLS relied upon for purposes of the financial analyses described below were based on the TRC Projections and the ATLS Projections, and (iv) estimates of the future financial performance for the target companies and the selected partnerships and companies listed below under Selected Transactions Analysis and Selected Companies Analysis were based on certain publicly available consensus research analyst estimates for those companies and partnerships.”

(B)	The following is hereby inserted immediately following the first sentence of the first paragraph in the section entitled “–Financial Analyses with respect to ATLS–Discounted Cash Flow Analysis”:

“The range of discount rates was selected based on Wells Fargo Securities’ analysis of ATLS’s cost of capital utilizing information regarding ATLS and selected companies Wells Fargo Securities deemed similar to ATLS in one or more aspects, the capital asset pricing model and Wells Fargo Securities’ experience and judgment, and the range of terminal multiples of 2018E GP/IDR Cash Flow was selected based on Wells Fargo Securities’ experience and judgment.”

(C)	The following hereby amends and restates the first paragraph in the section entitled “—Financial Analyses with respect to TRC—Discounted Cash Flow Analysis”:

“Wells Fargo Securities performed a discounted cash flow analysis of TRC using the TRC Projections. In performing this analysis, Wells Fargo Securities applied discount rates ranging from 9.00% to 9.75% and terminal multiples of estimated 2018E GP/IDR Net Cash Flow ranging from 17.5x to 27.5x to which it added $828.3 million, the implied aggregate equity value of the TRP common units owned by TRC. The range of discount rates was selected based on Wells Fargo Securities’ analysis of TRC’s cost of capital utilizing information regarding TRC and selected companies Wells Fargo Securities deemed similar to TRC in one or more respects, the capital asset pricing model and Wells Fargo Securities’ experience and judgment, and the range of terminal multiples of 2018E GP/IDR Net Cash Flow was selected based on Wells Fargo Securities’ experience and judgment. The implied aggregate equity value of the TRP common units owned by TRC was calculated by multiplying 12.9 million, the approximate number of TRP common units owned by TRC, by the market price of a TRP common unit on October 10, 2014 of $63.98, the last trading day prior to the execution of the ATLS Merger Agreement. The discounted cash flow analysis indicated an implied equity valuation reference range per share of TRC common stock of $116 to $169, as compared to $121.65, the closing price of TRC common stock on October 10, 2014 used to determine the implied value of the ATLS Merger Consideration.”

(D)	The following is hereby inserted at the end of the first paragraph in the section entitled “—Other Matters”:

“The determination of whether to pay the additional fee is in the sole discretion of the TRC board of directors. As of the date of this joint proxy statement/prospectus, TRC has not determined the criteria it will utilize to determine whether to pay Wells Fargo Securities all or any portion of the additional $2,000,000 in compensation that is potentially payable to Wells Fargo Securities upon consummation of the ATLS Merger.”

(3)	The section of the proxy statement/prospectus entitled “The Transactions”—Unaudited Financial Projections of Targa and Atlas” is hereby supplemented as follows:

(A)	The following is hereby inserted as Footnote (1), which applies to the “TRC” heading in the table under the section entitled “—Unaudited Prospective Financial Information of Targa”:

“TRC does not directly own any operating assets; its main source of revenues therefore is from general and limited partnership interests, including IDRs, in TRP.”

(4)	The section of the proxy statement/prospectus entitled “The Transactions—Interests of Certain Persons in the Transaction” is hereby supplemented as follows:

(A)	The following is hereby inserted immediately prior to the first paragraph of such section:

“In considering the recommendations of the TRP GP Board, the TRC stockholders should be aware that directors and executive officers of TRP GP and TRC have certain interests in the Transactions that may be different from, or in addition to, the interests of TRC stockholders generally. As a group, the TRC directors and executive officers own approximately 10% of the issued and outstanding shares of TRC. Such persons (along with certain other stockholders in TRC) could possibly benefit from the greater liquidity resulting from TRC becoming a larger company with more shares trading in the public market following the Merger. Additionally, it is possible that the TRC directors and executive officers could, following the Merger, have their compensation increased in that the size of a business enterprise is one of the factors which may be taken into consideration in establishing compensation levels. At the date of this Joint Proxy Statement, no decision has been made as to whether or not the merger team (consisting of officers and certain employees of TRC) will receive customary transaction bonuses in connection with completion of the Merger. It is possible that the Compensation Committee of the board of directors of TRC could approve such payments in connection with or following closing of the Merger.”

Where to Obtain Additional Information

In connection with the proposed transaction, TRC has filed with the SEC the TRC joint proxy statement/prospectus. In connection with the proposed transaction, TRC mailed the definitive TRC joint proxy statement/prospectus to its shareholders, and ATLS mailed the definitive TRC joint proxy statement/prospectus to its unitholders, on or about January 22, 2015.

Also in connection with the proposed transaction, Targa Resources Partners LP (“TRP”) has filed with the SEC a registration statement on Form S-4 that includes a proxy statement of APL and a prospectus of TRP (the “TRP proxy statement/prospectus”). In connection with the proposed transaction, APL mailed the definitive TRP proxy statement/prospectus to its unitholders on or about January 22, 2015.

INVESTORS, SHAREHOLDERS AND UNITHOLDERS ARE URGED TO READ THE TRC JOINT PROXY STATEMENT/PROSPECTUS, THE TRP PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT TRC, TRP, ATLS AND APL, AS WELL AS THE PROPOSED TRANSACTION AND RELATED MATTERS.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.

A free copy of the TRC joint proxy statement/prospectus, the TRP proxy statement/prospectus and other filings containing information about TRC, TRP, ATLS and APL may be obtained at the SEC’s Internet site at www.sec.gov. In addition, the documents filed with the SEC by TRC and TRP may be obtained free of charge by directing such request to: Targa Resources, Attention: Investor Relations, 1000 Louisiana, Suite 4300, Houston, Texas 77002, calling (713) 584-1000 or emailing jkneale@targaresources.com. These documents may also be obtained for free from TRC’s and TRP’s investor relations website at www.targaresources.com. The documents filed with the SEC by ATLS may be obtained free of charge by directing such request to: Atlas Energy, L.P., Attn: Investor Relations, 1845 Walnut Street, Philadelphia, Pennsylvania 19103 or emailing InvestorRelations@atlasenergy.com. These documents may also be obtained for free from ATLS’s investor relations website at www.atlasenergy.com. The documents filed with the SEC by APL may be obtained free of charge by directing such request to: Atlas Pipeline Partners, L.P., Attn: Investor Relations, 1845 Walnut Street, Philadelphia, Pennsylvania 19103 or emailing IR@atlaspipeline.com. These documents may also be obtained for free from APL’s investor relations website at www.atlaspipeline.com.

Participants in the Solicitation Relating to the ATLS Merger

TRC, TRP, ATLS and APL and their respective directors, executive officers and other persons may be deemed to be participants in the solicitation of proxies from TRC, ATLS or APL shareholders or unitholders, as applicable, in respect of the proposed transaction that will be described in the TRC joint proxy statement/prospectus and TRP proxy statement/prospectus. Information regarding TRC’s directors and executive officers is contained in TRC’s definitive proxy statement dated April 7, 2014, which has been filed with the SEC. Information regarding directors and executive officers of TRP’s general partner is contained in TRP’s Annual Report on Form 10-K for the year ended December 31, 2013, which has been filed with the SEC. Information regarding directors and executive officers of ATLS’s general partner is contained in ATLS’s definitive proxy statement dated March 21, 2014, which has been filed with the SEC. Information regarding directors and executive officers of APL’s general partner is contained in APL’s Annual Report on Form 10-K for the year ended December 31, 2013, which has been filed with the SEC.

A more complete description is available in the TRC joint proxy statement/prospectus and the TRP proxy statement/prospectus.

Cautionary Note Regarding Forward-Looking Statements

Certain statements contained herein are “forward-looking statements” that are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements that involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements. Readers are cautioned that any forward-looking information is not a guarantee of future performance. Risks and uncertainties related to the proposed transaction include, among others: the risk that ATLS’s or APL’s unitholders or TRC’s stockholders do not approve the mergers; the risk that the merger agreement is terminated as a result of a competing proposal; the risk that the other conditions to the closing of the mergers are not satisfied; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the mergers; uncertainties as to the timing of the mergers; competitive responses to the proposed merger; costs and difficulties related to the integration of ATLS’s and APL’s businesses and operations with TRC’s and TRP’s business and operations; the inability to obtain, or delays in obtaining, the cost savings and synergies contemplated by the mergers; uncertainty of the expected financial performance of the combined company following completion of the proposed transaction; unexpected costs, charges or expenses resulting from the mergers; litigation relating to the merger; the outcome of potential litigation or governmental investigations; the inability to retain key personnel; and any changes in general economic and/or industry specific conditions; and other risks, assumptions and uncertainties detailed from time to time in ATLS’, Atlas Resource Partners, L.P.’s and APL’s reports filed with the SEC, including quarterly reports on Form 10-Q, current reports on Form 8-K and annual reports on Form 10-K. Forward-looking statements speak only as of the date hereof, and we assume no obligation to update such statements, except as may be required by applicable law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Targa Resources Corp.

Date: February 11, 2015

	By:	/s/ Matthew J. Meloy
Matthew J. Meloy
Senior Vice President, Chief Financial Officer and Treasurer